Exhibit 99.2

Silver Eagle Acquisition Corp., led by Harry Sloan and Jeff Sagansky, Completes $325 Million Nasdaq IPO

LOS ANGELES, CA, July 30, 2013 – Silver Eagle Acquisition Corp. (Nasdaq: EAGLU), a special purpose acquisition company (SPAC) led by media executives Harry Sloan and Jeff Sagansky, today announced the closing of its previously-announced initial public offering of 32,500,000 units at an initial public offering price of $10.00 per unit, including 2,500,000 units issued pursuant to the exercise by the underwriters of their over-allotment option, with the offering raising gross proceeds of $325 million. Silver Eagle’s units are listed on the Nasdaq Capital Market under the trading symbol “EAGLU”. Each unit consists of one share of Silver Eagle’s common stock and one warrant to purchase one-half of one share of common stock at an exercise price of $5.75 per half share, or $11.50 per full share. Deutsche Bank Securities acted as sole book running manager for the offering.

Silver Eagle is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combinations with one or more businesses. Silver Eagle’s purpose is to take advantage of the substantial deal sourcing, investing and operating expertise of its management team to identify, acquire and operate media or entertainment businesses, including but not limited to providers of content, with high growth potential in the United States or internationally. Silver Eagle will focus on assets that are currently undervalued or sub-optimally managed, including but not limited to companies undergoing debt or operational restructuring, international channel assets in high growth markets and production and distribution companies with the capability to build strong digital content assets.

A registration statement relating to these units and the underlying securities was declared effective by the Securities and Exchange Commission on July 25, 2013. This press release shall not constitute an offer to sell nor the solicitation of an offer to buy any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction.

The offering was made only by means of a prospectus, copies which may be obtained from Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005-2836, Attention: Prospectus Group, Telephone: (800) 503-4611, Email: prospectus.cpdg@db.com.

Information Concerning Forward-Looking Statements

This news release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this news release that address activities, events or developments that Silver Eagle expects or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions and analyses made by Silver Eagle in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. However, whether actual results and developments will conform with Silver Eagle’s expectations and predictions is subject to a number of risks and uncertainties, including, but not limited to the following: changes in general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to and pursued by Silver Eagle; changes in laws or regulations; and other factors, many of which are beyond the control of Silver Eagle. Information concerning these and other factors can be found in Silver Eagle’s filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this news release are qualified by these cautionary statements and there can be no assurances that the actual results or developments anticipated by Silver Eagle will be realized, or even if realized, that they will have the expected consequences to or effects on Silver Eagle, its business or operations. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

MEDIA CONTACT:

Investor Relations Contact:
Jeff Pryor
Priority PR
e. jeff@prioritypr.com
m. 310-500-7844

Silver Eagle Acquisition Corp. Contact:
James A. Graf
Silver Eagle Acquisition Corp.
e. jgraf@geacq.com
m. 310-209-7280